COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 10:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Royalty commitments to the Innovation Authority (formerly the Office of the Chief Scientist) of the Israeli Ministry of Economy, or Innovation Authority:

Under the research and development agreements between the Parent Company and the Innovation Authority and the Company's Israeli subsidiary and the Innovation Authority and pursuant to applicable laws, the Parent Company and its Israeli subsidiary are required to pay royalties at the rate of 3.5% of revenues derived from sales of products developed with funds provided by the Innovation Authority and ancillary services, up to an amount equal to 100% of the Innovation Authority research and development grants received, linked to the U.S. dollars plus interest on the unpaid amount received based on the 12-month LIBOR rate applicable to U.S. dollar deposits. The obligation to pay these royalties is contingent on actual sales of the products and in the absence of such sales no payment is required. During 2014 and 2015, the Company's Israeli subsidiary received grants amounting to $ 118 and $ 134, respectively, from the Innovation Authority. Following the cancelation of the 2015 project, the Company's Israeli subsidiary returned the $ 134 advance grant received in 2015. The Company did not receive any grants from the Innovation Authority in 2018 and 2017. During 2019, the Company was notified of the approval of a grant of $ 113, which was received in 2020.

Royalties paid to the Innovation Authority amounted to $ 23, $ 6 and $ 33 for the years ended December 31, 2019, 2018 and 2017, respectively, which were recorded in cost of revenues. As of December 31, 2019, the Company and its Israeli subsidiary had remaining contingent obligations to pay royalties in the amount of approximately $ 1,702.

b.	Royalty commitments to a third party:

During 2002, the Parent Company entered into a development agreement for planning, developing and manufacturing a security system with a third party. Under the agreement, the Parent Company agreed to pay the third party royalty fees based on a defined formula. As of December 31, 2019, royalty commitments under the agreement amounted to $ 55.

c.	Guarantees:

As of December 31, 2019 and 2018, the Company had credit lines of approximately $ 16,152 and $ 16,468, out of which $ 9,098 and $ 9,345 were utilized for bank performance guarantees, advance payment guarantees and bid bond guarantees from several banks, mainly in Israel and Canada.

d.	Restricted cash and deposits:

As of December 31, 2019 the Company's restricted cash and deposits relate mainly to ongoing operation.

e.	Legal proceedings:

The Company is subject to legal proceedings arising in the normal course of business. Based on the advice of legal counsel, management believes that these proceedings will not have a material adverse effect on the Company's financial position or results of operations.

On February 2019, The Parent Company’s Mexican subsidiary initiated a dispute procedure with the Mexican tax authorities requesting the recognition of deduction of certain expenses as claimed by the Mexican subsidiary in its annual tax filings. On July 2019, the tax authorities denied the Mexican subsidiary position. On September 2019, the Mexican subsidiary filed an annulment claim before the Mexican tax court appealing the tax authority denial. The case is currently being reviewed by the court and pending of resolution. According to the Company’s out-side legal counsel the possibility of the Mexican tax court or Judiciary ruling against the Mexican subsidiary is remote.